UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Utility and Infrastructure Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, Suite 1900

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Utility and Infrastructure Fund Inc. 10 South Wacker Drive, Suite 1900 Chicago, Illinois 60606	Adam D. Kanter Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

Item 1.	Reports to Stockholders (cont.).

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Duff & Phelps Utility and Infrastructure Fund Inc.

Annual Report
October 31, 2024

Fund Distributions and Managed Distribution Plan: In June 2015, the Board of Directors (the “Board”) of Duff &  Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) adopted a Managed Distribution Plan (the “Plan”). From November 2023 through June 2024, the Plan provided for the Fund to make a quarterly distribution on its common stock of 21.0 cents per share. Effective July 2024, the quarterly distribution rate was changed to a monthly rate at an equivalent 7.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported in your quarterly written statements are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value or widening an existing trading discount.
The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

December 13, 2024
Dear Fellow Shareholders:
Board Actions: At the June meeting, the Board of Directors (the “Board”) changed the Fund’s distribution payment from a 21-cent quarterly distribution to a 7-cent monthly distribution.  As noted in the Semi-Annual Report for the period ending April 30, 2024, the Board believes that a monthly distribution schedule may be more appealing to shareholders of the Fund.  The 7-cent monthly distribution, without compounding, is 84-cents on an annualized basis, which is equal to 7.3% of the Fund’s October 31, 2024 closing market price of $11.46 per share.  The Fund paid its final quarterly distribution in June and began paying monthly distributions to shareholders of record as of the last day of the months of July, August, September, and October.  Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
Performance Review: For the year ended October 31, 2024, on a net asset value (“NAV”) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was 39.6% and its market value total return was 51.6%, compared to the Composite Index’s 36.0% total return.  The Composite Index is composed of the MSCI USA Utilities Index, the MSCI World ex USA Utilities Index, the Alerian US Midstream Energy Index, the FTSE All-World Telecommunications Index, and the MSCI World Core Infrastructure Selected GICS Index, with each index weighted to reflect the sector allocation of the Fund. The Fund’s five-year annualized total return on NAV was 5.4% through October 31, 2024, below the Composite Index, which had a 9.2% annualized total return for that same period.  On a market value basis, the Fund had a five-year annualized total return of 4.6% through October 31, 2024.
In last year’s Letter to Shareholders, we noted that the domestic utility sector was beginning the year with undemanding valuations compared to the overall equity market, in an environment with a favorable outlook for lower interest rates, while at the same time enjoying a number of tailwinds supportive of growth.  Even accounting for this favorable setup, the sector did better than our expectations, with the MSCI USA Utilities Index up 39.1% (total return) over the 12 months ended October 31, 2024.  A large part of this performance was likely due to investors gaining comfort in the outlook for a significant step up in long-term electric demand.  The transition to renewables and increased electrification is driving the need for utility capital investment in generation, transmission, and grid resiliency.
Layered on top of these demand drivers is the explosive growth in Artificial Intelligence (“AI”)-driven data center power demand, which we discussed in this year’s Semi-Annual Report.  Independent Power Producers (“IPPs”) with available power, especially low-carbon power, have been the biggest beneficiaries to date of the AI-driven power demand as they have been able to strike lucrative deals with AI providers, such as Amazon, at favorable rates.  The Fund has avoided investing in IPPs as their earnings have historically been tied to volatile power prices.  With IPPs forming a greater percentage of utility indices and the stocks of IPPs like Constellation Energy up over 100% year-to-date in 2024, the performance of this sub-sector has created challenging comparisons to utility indices.  Despite this, the good performance in the Fund’s domestic utility holdings partly offset the impact of IPPs in the benchmark index.

Although international utilities had a good year overall, they lagged behind utilities in the U.S.  Utilities in the European Union (“EU”) faced significant political and regulatory uncertainty, as well as lower power prices in some geographies due to overbuilding of renewable generation.  We think that utilities in the EU could benefit in the coming year from greater regulatory clarity, along with better economic performance relative to 2024.  In addition, EU utilities are starting from a point of low valuation relative to U.S. utilities and also haven’t seen the same AI/data center-driven uplift.
The Fund’s midstream energy holdings experienced very strong price appreciation over the past year and is the best performing sector for the Fund over the past four years.  During 2024, investors grew increasingly focused on the opportunity for natural gas pipeline companies to supply fuel for the generation that will serve data centers.  This led to strong outperformance of natural gas-focused C-corporations, as this corporate structure is easier for many generalists to invest in, as compared to those organized as master limited partnerships (MLPs).  As a group, midstream energy companies have generally maintained disciplined capital investment and reasonable levels of leverage, resulting in good free cash flow, which has been returned to investors through attractive dividends and share buybacks.  However, after four years of strong performance, the sector’s valuation is fairly full, which keeps us from getting even more constructive toward the sector.
Like utilities, infrastructure stocks over the past year benefitted from the anticipation of lower interest rates as the Federal Reserve finally began its easing campaign.  Although the sector performed well, it could not match the outsized performance of the utility and midstream sectors.  Infrastructure companies have already seen volumes recover from covid-era lows and infrastructure stocks began the year with fairly full valuations.
Election Implications for The Fund: With the upcoming changes in the White House and Congress, there could also be some implications for the sectors in which the Fund invests.  For utilities, a major concern is whether there could be a repeal of the Inflation Reduction Act of 2022 (“IRA”). However, the commonly held view is that a full repeal is very unlikely since the IRA benefits accrued more to Republican-leaning states than Democratic ones.  In fact, 18 House Republicans wrote to the Speaker of the House, voicing their support for renewable energy tax credits.  While tax incentives may be maintained, there could be some surgical cuts to the IRA, for example, to electric vehicle and offshore wind credits.  These would likely have limited effect on the Fund’s utility holdings.
One area where we could see a positive impact on the utility and midstream energy sectors would be at the Environmental Protection Agency (“EPA”).  Current rules require existing coal and natural gas plants to reduce carbon emissions by 90% by 2032. It is highly likely these guidelines will be eliminated.  While coal plants will continue to be phased out due to their higher cost structure, the construction of new, baseload natural gas generation plants will have support.  The utility and midstream energy sectors would both benefit given the massive demand for power from AI data centers.
Share Repurchase Plan: At its June 2024 meeting, the Board adopted a share repurchase plan for the Fund.  The plan seeks to enhance shareholder value by purchasing shares in the open market at a discount to NAV, which will result in incremental accretion to the Fund’s NAV.  Under the plan, the Fund purchased 865,155 shares, or 2.3% of the beginning balance, from the inception of the plan through October 31, 2024, at an average price of $10.80 per share.  The share repurchases had a positive 3-cent per share impact on Fund NAV for the fiscal year.

Board of Directors Meeting: At the regular September 2024 Board meeting, the Board declared monthly distributions of 7-cent per share to holders of record of common stock on October 31, 2024; November 29, 2024; and December 31, 2024 with the distributions to be payable on November 12, 2024; December 10, 2024; and January 10, 2025.  At the regular December 2024 Board meeting, the Board declared monthly distributions of 7-cent per share to holders of record of common stock on January 31, 2025; February 28, 2025; and March 31, 2025 with the distributions to be payable on February 10, 2025; March 10, 2025; and April 10, 2025.
The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest at potentially higher yields on equity holdings.  As of October 31, 2024, the Fund’s leverage consisted of $35 million of floating rate preferred stock and $125 million of floating rate debt.  On that date, the total amount of leverage represented approximately 25% of the Fund’s total assets.  As outlined in Notes 8 and 9 to the Fund’s financial statements, the Fund’s preferred shares and borrowings pay interest and dividends based on the three-month term Secured Overnight Financing Rate, and the Overnight Bank Funding Rate, respectively, and rising interest rates increase the cost of the Fund’s leverage.
The amount and type of leverage used by the Fund is reviewed quarterly by the Board based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage.  In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock.  The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling.
The Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, began its long-awaiting easing policy at its September 18, 2024 meeting, lowering the target range for the federal funds rate by 0.5%.  At its November 7, 2024 meeting, the FOMC lower the rate by a further 0.25% to a target range of 4.50-4.75%.  Current market expectations are that the committee will further lower the federal funds rate in 2025, although there is fairly wide variation in the number and timing of expected cuts.
If interest rates were to rise in the future, this would generally have a negative impact on income-oriented investments.  The negative impact could be mitigated, to some extent, if improved growth accompanied the rising rates.  The negative impact of rising interest rates can also potentially be mitigated by an improved outlook for long-term inflation, or by relative sector performance.
The amount and type of leverage employed by the Fund can be modified or eliminated at any time due to the need to meet asset coverage requirements of the leverage or if the Board came to view the long-term expected benefits of the leverage less favorably.
Managed Distribution Plan: As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund will make a monthly distribution at a rate of 7-cent per share.  As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains.  During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.  Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and its effect on net asset value.

Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg.  We appreciate your interest in Duff & Phelps Utility and Infrastructure Fund Inc., and we will continue to do our best to be of service to you.
Eric Elvekrog, CFA, CPA President and Chief Executive Officer	David D. Grumhaus, Jr. Vice President and Chief Investment Officer
Certain statements in this report are forward-looking statements.  Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments.  The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report.  Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.  The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Total Return[1] For the period indicated through October 31, 2024
	One Year	Three Years (annualized)	Five Years (annualized)	Ten Years (annualized)
Duff & Phelps Utility and Infrastructure Fund Inc.
Market Value[2]	51.6%	3.0%	4.6%	3.3%
Net Asset Value[3]	39.6%	7.2%	5.4%	2.6%
Composite Index[4]	36.0%	10.5%	9.2%	4.9%
MSCI USA Utilities Index (net)[4]	39.1%	9.0%	7.0%	8.2%
Alerian US Midstream Energy Index[4]	44.3%	26.5%	19.4%	N/A
FTSE All-World Telecommunications Index[4]	21.8%	1.2%	1.8%	2.1%
MSCI World Core Infrastructure Selected GICS® Index[4]	14.9%	-0.3%	N/A	N/A
MSCI World ex USA Utilities Index (net)[4]	17.8%	2.1%	4.1%	3.8%
Growth of $10,000  for periods ended 10/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 15 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the Alerian US Midstream Energy, MSCI USA Utilities (net), MSCI World ex USA Utilities, MSCI World Core Infrastructure Selected GICS (net), and FTSE All-World Telecommunications Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The MSCI World Core Infrastructure Selected GICS Index (net) incepted on November 1, 2020, and thus does not have five- and ten-year return information. The Alerian US Midstream Energy Index was launched June 25, 2018 and therefore does not have ten-year return information. Prior to November 1, 2018, the Composite Index was a composite of the returns of the Alerian MLP, MSCI USA Utilities, MSCI World ex USA Utilities (net), and MSCI World Telecom Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The November 1, 2018 change in the indices comprising the Composite Index was discussed in the 2018 Annual Report. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS
October 31, 2024
Shares	Description	Value
Common Stocks & MLP Interests—133.3%
	■ Airport Services—2.6%
27,600	Aena SME S.A. (Spain)(1)	$ 6,094,446
17,000	Flughafen Zurich AG Registered Shares (Switzerland)(1)	4,004,169
34,000	Grupo Aeroportuario del Centro Norte SAB de C.V. ADR (Mexico)	2,279,700
		12,378,315
	■ Electric, Gas and Water—75.5%
236,390	Alliant Energy Corp. (1)	14,183,400
125,660	Ameren Corp. (1)	10,946,243
111,800	Atmos Energy Corp. (1)	15,515,604
757,097	CenterPoint Energy, Inc. (1)	22,357,074
208,500	CMS Energy Corp.	14,513,685
139,000	DTE Energy Co. (1)	17,266,580
250,300	Duke Energy Corp. (1)	28,852,081
183,600	Edison International (1)	15,128,640
900,000	Enel SpA (Italy)(1)	6,823,456
110,000	Entergy Corp. (1)	17,025,800
268,000	Evergy, Inc. (1)	16,197,920
97,000	Eversource Energy (1)	6,387,450
633,000	Iberdrola S.A. (Spain)(1)	9,395,207
443,000	NextEra Energy, Inc. (2)	35,107,750
430,000	Pennon Group plc (United Kingdom)	3,019,054
786,000	PG&E Corp. (1)	15,892,920
530,235	PPL Corp. (1)	17,264,452
131,000	Public Service Enterprise Group, Inc. (1)	11,712,710
230,000	Redeia Corp. S.A. (Spain)(1)	4,253,102
341,000	RWE AG (Germany)(1)	11,042,370
286,675	Southern Co. (The) (1)	26,096,025
195,000	Veolia Environnement S.A. (France)(1)	6,187,285
170,300	WEC Energy Group, Inc. (2)	16,268,759
290,300	Xcel Energy, Inc. (1)	19,394,943
		360,832,510
Shares	Description	Value
	■ Highways & Railtracks—2.5%
190,000	Ferrovial SE (Netherlands)	$ 7,622,082
533,000	Transurban Group (Australia)	4,458,252
		12,080,334
	■ Integrated Telecommunication Services—2.4%
495,000	AT&T, Inc. (1)	11,157,300
	■ Multi-Utilities—10.9%
560,000	E.ON SE (Germany)(1)	7,562,473
581,250	National Grid plc (United Kingdom)	7,316,549
576,000	NiSource, Inc. (1)	20,252,160
203,400	Sempra (1)	16,957,458
		52,088,640
	■ Oil & Gas Storage, Transportation and Production—34.2%
102,000	Cheniere Energy, Inc. (1)	19,520,760
66,000	DT Midstream, Inc. (1)	5,949,900
993,185	Energy Transfer LP (1)	16,367,689
357,000	Enterprise Products Partners LP	10,231,620
471,575	MPLX LP (1)	20,947,362
225,000	ONEOK, Inc. (1)	21,798,000
192,000	Pembina Pipeline Corp. (Canada)	8,032,463
422,000	Plains All American Pipeline LP (1)	6,865,940
100,000	Sunoco LP (1)	5,080,000
133,300	Targa Resources Corp.	22,255,768
185,000	Western Midstream Partners LP	6,980,050
372,147	Williams Cos., Inc. (The) (1)	19,489,338
		163,518,890
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2024
Shares	Description	Value
	■ Railroads—4.3%
40,700	Canadian Pacific Kansas City Ltd. (Canada)	$ 3,139,718
95,000	CSX Corp. (1)	3,195,800
25,900	Norfolk Southern Corp. (1)	6,486,137
33,600	Union Pacific Corp. (1)	7,797,552
		20,619,207
	■ Telecom Tower REITs—0.9%
39,000	Crown Castle, Inc. (1)	4,192,110
	Total Common Stocks & MLP Interests (Cost $529,713,830)	636,867,306

Short-Term Investment—0.8%
	■ Money Market Mutual Fund—0.8%
3,830,925	BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.758%)(3)	3,830,925
	Total Short-Term Investment (Cost $3,830,925)	3,830,925
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—134.1% (Cost $533,544,755)		640,698,231
Shares	Description	Value
	■ Written Options—(0.0)%
	(see Open Written Option Contracts on the next page)
	Total Written Options (Premiums received $463,401)	$ (174,073)
TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—134.1% (Cost $533,081,354)		640,524,158
	Secured borrowings—(26.2)%	(125,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(7.3)%	(35,000,000)
	Other assets less other liabilities—(0.6)%	(2,754,666)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$ 477,769,492
(1)	All or a portion of the security is segregated as collateral for borrowings. The value of securities segregated as collateral is $313,776,614.
(2)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $29,135,829.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2024
Open Written Option Contracts as of October 31, 2024, were as follows:
Description of Option	Number of Contracts	Contract Notional Amount	Strike Price	Expiration Date	Value
Exchange-Traded Call Options
NextEra Energy, Inc.	(2,600)	$(24,700)	$ 95.00	1/17/25	$(119,600)
WEC Energy Group, Inc.	(893)	(9,377)	105.00	1/17/25	(54,473)
					$(174,073)
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2024:
	Level 1	Level 2
Common stocks & MLP interests	$636,867,306	$ —
Money market mutual fund	3,830,925	—
Written options	(119,600)	(54,473)
Total investments	$640,578,631	$(54,473)
There were no Level 3 priced securities held at October 31, 2024 and there were no transfers into or out of Level 3 related to securities held at October 31, 2024.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2024
SECTOR ALLOCATION* (Unaudited)
COUNTRY WEIGHTINGS* (Unaudited)
CURRENCY EXPOSURE* (Unaudited)

* Percentages are based on total investments before written options rather than net assets applicable to common stock.
Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	United Kingdom Pound Sterling
USD	United States Dollar
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2024
Assets:
Investments at value (cost $533,544,755)	$640,698,231
Foreign currency at value (cost $3)	3
Receivables:
Dividends	854,093
Tax reclaims	586,471
Prepaid expenses	20,246
Total assets	642,159,044
Liabilities:
Written options at value (premiums received $463,401) (Note 5)	174,073
Secured borrowings (Note 9)	125,000,000
Payables:
Common shares repurchased	114,990
Dividend distributions	2,612,862
Investment advisory fees (Note 3)	544,998
Administrative fees (Note 3)	46,598
Interest on secured borrowings (Note 9)	632,081
Interest on floating rate mandatory redeemable preferred shares (Note 8)	205,094
Accrued expenses	96,522
Floating rate mandatory redeemable preferred shares (liquidation preference $35,000,000, net of deferred offering costs of $37,666) (Note 8)	34,962,334
Total liabilities	164,389,552
NET ASSETS APPLICABLE TO COMMON STOCK	$477,769,492
CAPITAL:
Common stock ($0.001 par value; 596,000,000 shares authorized and 37,316,585 shares issued and outstanding)	$ 37,317
Additional paid-in capital	374,860,289
Total distributable earnings (accumulated losses)	102,871,886
Net assets applicable to common stock	$477,769,492
NET ASSET VALUE PER SHARE OF COMMON STOCK	$ 12.80
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2024
INVESTMENT INCOME:
Dividends (less foreign withholding tax of $443,877)	$ 22,790,322
Less return of capital distributions (Note 2)	(5,934,426)
Total investment income	16,855,896
EXPENSES:
Investment advisory fees (Note 3)	5,858,675
Administrative fees (Note 3)	425,868
Interest expense and fees on secured borrowings (Note 9)	7,769,375
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	2,708,954
Professional fees	205,972
Reports to shareholders	158,066
Directors’ fees (Note 3)	85,175
Accounting agent fees	57,489
Custodian fees	21,710
Transfer agent fees	10,814
Other expenses	106,715
Total expenses	17,408,813
Net investment income (loss)	(552,917)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	42,430,490
Net realized gain (loss) on foreign currency transactions	(57,700)
Net realized gain (loss) on written options	376,133
Net change in unrealized appreciation / depreciation on investments and foreign currency translation	99,902,439
Net change in unrealized appreciation / depreciation on written options	289,328
Net realized and unrealized gain (loss)	142,940,690
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$142,387,773
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended October 31, 2024	For the year ended October 31, 2023
OPERATIONS:
Net investment income (loss)	$ (552,917)	$ (1,559,633)
Net realized gain (loss)	42,748,923	(22,364,359)
Net change in unrealized appreciation / depreciation	100,191,767	(14,476,233)
Net increase (decrease) in net assets applicable to common stock resulting from operations	142,387,773	(38,400,225)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(12,667,507)	(974,704)
Return of capital	(21,909,418)	(47,099,302)
Decrease in net assets from distributions to common stockholders (Note 6)	(34,576,925)	(48,074,006)
From Capital Share Transactions
Shares issued to common stockholders from dividend reinvestment (0 and 66,662 shares, respectively)	—	849,879
Common shares repurchased (Note 10) (865,155 and 0 shares, respectively)	(9,344,817)	—
Increase (Decrease) in net assets from capital share transactions	(9,344,817)	849,879
Total increase (decrease) in net assets	98,466,031	(85,624,352)
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	379,303,461	464,927,813
End of year	$477,769,492	$379,303,461
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED October 31, 2024
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 142,387,773
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sale of long-term investments	350,062,460
(Increase) Decrease in investment securities sold receivable	2,216,500
Purchases of long-term investments	(316,622,597)
Net (purchases) or sales of money market mutual funds	(3,830,925)
Net change in unrealized (appreciation)/depreciation on investments	(99,892,049)
Net change in unrealized (appreciation)/depreciation on written options	(289,328)
Net realized (gain)/loss on investments	(42,430,490)
Net realized (gain)/loss on written options	(376,133)
Return of capital distributions on investments	5,934,426
Proceeds from litigation settlements	1,406
Net proceeds from written options	839,534
Amortization of deferred offering costs on mandatory redeemable preferred shares	46,412
(Increase) Decrease in tax reclaims receivable	5,222
(Increase) Decrease in dividends receivable	786,787
(Increase) Decrease in prepaid expenses	14,743
Increase (Decrease) in interest payable on secured borrowings	(46,610)
Increase (Decrease) in interest payable on mandatory redeemable preferred shares	(24,155)
Increase (Decrease) in affiliated expenses payable	86,754
Increase (Decrease) in non-affiliated expenses payable	(7,688)
Cash provided by (used in) operating activities	38,862,042
Cash provided by (used in) financing activities:
Common shares repurchased	(9,229,827)
Cash distribution paid to shareholders	(31,964,063)
Due to custodian	(2,216,838)
Cash provided by (used in) financing activities:	(43,410,728)
Net increase (decrease) in cash	(4,548,686)
Cash at beginning of period	4,548,689
Foreign currency at end of period	$ 3
Supplemental cash flow information:
Cash paid during the period for interest expense on secured borrowings	$ 7,815,985
Cash paid during the period for interest expense on floating rate mandatory redeemable preferred shares	$ 2,686,697
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the year ended October 31,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 9.93	$ 12.20	$ 13.93	$ 12.11	$ 16.40
Net investment income (loss)	(0.01)	(0.04)	0.12	0.12	0.22
Net realized and unrealized gain (loss)	3.76	(0.97)	(0.45)	3.10	(3.11)
Net increase (decrease) from investment operations applicable to common stock	3.75	(1.01)	(0.33)	3.22	(2.89)
Distributions on common stock:
Net investment income	(0.33)	(0.03)	(0.12)	—	(0.71)
Net realized gain	—	—	—	—	—
Return of capital	(0.58)	(1.23)	(1.28)	(1.40)	(0.69)
Total distributions	(0.91)	(1.26)	(1.40)	(1.40)	(1.40)
Anti-dilutive impact of share repurchase program (Note 10)	0.03	—	—	—	—
Net asset value, end of period	$ 12.80	$ 9.93	$ 12.20	$ 13.93	$ 12.11
Market value, end of period	$ 11.46	$ 8.27	$ 13.26	$ 14.26	$ 10.20
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	4.08%	4.12%	2.51%	2.27%	2.82%
Operating expenses, without leverage	1.61%	1.66%	1.62%	1.62%	1.67%
Net investment income (loss)	(0.13)%	(0.35)%	0.85%	0.88%	1.59%
SUPPLEMENTAL DATA:
Total return on market value(1)	51.60%	(30.11)%	3.04%	55.26%	(25.95)%
Total return on net asset value(1)	39.57%	(9.21)%	(2.67)%	27.62%	(17.42)%
Portfolio turnover rate	54%	32%	50%	45%	50%
Net assets applicable to common stock, end of period (000’s omitted)	$477,769	$379,303	$464,928	$529,152	$459,201
Secured borrowing outstanding, end of period (000’s omitted)	$125,000	$125,000	$155,000	$170,000	$130,000
Asset coverage on secured borrowings(2)	$ 5,102	$ 4,314	$ 4,258	$ 4,348	$ 5,148
Mandatory redeemable preferred shares, end of period (000’s omitted)(3)	$ 35,000	$ 35,000	$ 40,000	$ 40,000	$ 80,000
Asset coverage on mandatory redeemable preferred shares(4)	$ 100	$ 84	$ 85	$ 88	$ 80
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(5)	399%	337%	338%	352%	319%

(1)	Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.
(2)	Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.
(3)	The Fund’s preferred shares are not publicly traded.
(4)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.
(5)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2024
Note 1. Organization
Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on valuation date, the option will be fair valued, and classified as Level 2. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or unreliable are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.
The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024
determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2024, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
C.      Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024
Changes in the value of the written options are included in “Net change in unrealized appreciation / depreciation on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.
F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Note 3. Agreements and Management Arrangements
A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.       Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.
C.      Directors: The Fund pays each director an annual fee. Total fees paid to directors for the year ended October 31, 2024 were $85,175.
Note 4. Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2024 were $316,622,597 and $350,062,460, respectively.
Note 5. Derivatives Transactions
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to Note 2E above. During the year ended October 31, 2024, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.
For the year ended October 31, 2024, the average quarterly premiums received for written options was $210,806.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024
The following is a summary of the derivative activity reflected in the financial statements for the year ended October 31, 2024:
Statement of Assets and Liabilities		Statement of Operations
Assets: None	$ —	Net realized gain (loss) on written options	$376,133
Liabilities: Written options at value	(174,073)	Net change in unrealized appreciation / depreciation on written options	289,328
Net asset (liability) balance	$(174,073)	Total realized and unrealized gain (loss)	$665,461
Note 6. Distributions and Tax Information
At October 31, 2024, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$531,927,351	$114,818,331	$(6,047,451)	$108,770,880
Written options	(463,401)	289,328	—	289,328
The Fund has capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended October 31, 2024, the Fund’s capital loss carryovers are as follows:
Short-Term	Long-Term
$—	$1,110,251
Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended October 31, 2024, no late year losses were deferred.
The Fund declares and pays distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available, the Fund will distribute long-term capital gains and/or return capital in order to maintain the per common share distribution level. From November 2023 through June 2024, the Fund paid a 21.0 cents per common share quarterly distribution rate. Effective July 2024, the quarterly distribution rate was changed to monthly rate at an equivalent 7.0 cents per common share monthly distribution rate. The character of distributions is determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024
The tax character of distributions paid to common shareholders during the years ended October 31, 2024 and 2023 was as follows:

	2024	2023
Distributions paid from:
Ordinary Income	$12,667,507	$ 974,704
Return of Capital	21,909,418	47,099,302
Total distributions	$34,576,925	$48,074,006
At October 31, 2024, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Other timing differences	$ (6,168,894)
Net unrealized appreciation	109,040,780
$102,871,886
Note 7. Reclassification of Capital Accounts
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
The reclassifications at October 31, 2024 primarily relate to the Fund’s investment in MLPs and the recharacterization of MLP gains and distributions.
Note 8. Floating Rate Mandatory Redeemable Preferred Shares
In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024
On April 20, 2020, the Fund voluntarily redeemed all 800,000 of its outstanding Series A MRP Shares, on October 22, 2021, the Fund voluntarily redeemed all 1,600,000 of its outstanding Series B MRP Shares, and on July 14, 2023, the Fund voluntarily redeemed 200,000 of its outstanding Series C MRP Shares.
Key terms of Series C MRP Shares at October 31, 2024 are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
C	1,400,000	$35,000,000	3M Term SOFR + 2.21%	6.80%	7.48%	8/24/2025
SOFR - Secured Overnight Financing Rate
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $46,412 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date, which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which may vary based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 9. Secured Borrowings
The Fund has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $150,000,000 (the “Commitment Amount”). Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024
Commitment Amount is borrowed at a given time. For the year ended October 31, 2024, the Fund had average daily borrowings of $125,000,000 with a weighted average daily interest rate of 6.11%. For the same period, no commitment fees were incurred. At October 31, 2024, the Fund had outstanding borrowings of $125,000,000 at a rate of 5.68%.
Note 10. Share Repurchase Program
At its regular June 2024 meeting, the Board adopted a share repurchase program that seeks to enhance shareholder value by purchasing shares of the Fund in the open market at a discount to net asset value (“NAV”). Pursuant to the program, the Fund is authorized to purchase, on a discretionary basis, up to 5% of the Fund’s outstanding shares through June 30, 2025. The Fund began buying shares pursuant to the program on June 24, 2024. From the period of June 24, 2024 through October 31, 2024, the Fund repurchased 865,155 shares at an average price per share (including commissions) of $10.8013. The average discount during the period was 10.75%. As of October 31, 2024, there are 1,043,932 remaining shares that are authorized to be purchased under the repurchase program.
Note 11. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Duﬀ & Phelps Utility and Infrastructure Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.
Chicago, Illinois
December 13, 2024

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2025, the Fund will make available the tax status of all distributions paid for the calendar year 2024. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2024, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($)
100%	100.00%	$0

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2023: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
Additional information relating to the Fund’s directors and officers, and any other information found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided on the back cover of this report.
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective:  The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation.
Principal Strategies: The Fund seeks to achieve its investment objective by investing primarily in equities of domestic and foreign utilities and infrastructure providers. The Fund’s investment strategies endeavor to take advantage of the income and growth characteristics of equities in these industries.  DPG has an outstanding bank loan to leverage the common stockholders’ investment.
Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry and the infrastructure industry.  The utility industry is defined to include the following sectors: electric, gas, water, telecommunications, and midstream energy.  The infrastructure industry is defined as companies owning or operating essential transportation assets, such as toll roads, bridges, tunnels, airports, seaports, and railroads.
Under normal market conditions, the Fund will invest no more than 60% of its total assets in any one of the five utility sectors. No more than 20% of the Fund’s total assets will be invested in securities of midstream energy companies that are not regulated by a governmental agency. In addition, under normal circumstances, the fund will invest no more than 10% of its total assets in securities of any single issuer. No more than 15% of the Fund’s total assets will be invested in issuers located in “emerging market” countries.
Principal Risks:
Equity Securities Risk: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the Fund’s shares will be affected.
Industry/Sector Concentration and Non-Diversification Risk: The Fund invests a significant portion of its total assets in securities in utility and infrastructure companies, and it is not limited in the proportion of assets that it may invest in the securities of any one issuer. The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector.  Events negatively affecting the industries or market sectors in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly. Similarly, if the Fund takes concentrated positions in a small number of issuers, the Fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Utilities Industry Risk: Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.
Infrastructure-Related Risk:  Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Investing Risk: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities.  The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates.  Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies.  Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.  Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
MLP Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner.  The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the fund, would be adversely affected.
Interest Rate Risk: Changes in interest rates can impact the valuation of individual equity securities, as well as the valuation and perceived risks of the broader equity markets.  Rising interest rates generally have a negative impact on income-oriented investments.  Changes in interest rates have historically impacted the value of securities issued by utility and infrastructure companies.  In addition, rising interest rates raise the cost of leverage for companies, negatively impacting their margins and growth. The negative impact of rising interest rates can potentially be mitigated by an improved outlook for long-term inflation, by improved economic conditions, or by relative sector performance.  Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer term maturities.
Covered Call Options Risk: There are several risks associated with transaction in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  The Fund’s ability to use options successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline.
Leverage Risk: The Fund employs leverage through preferred stock and a line of credit.  While this leverage often serves to increase yield, it also subjects the Fund to increased risks.  These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.  The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds.  However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions.  Such price changes may be temporary or may last for extended periods.
Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds.  In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear.  Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates.  The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Closed-End Funds Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses.  They may also employ leverage, which may increase volatility.
Distribution Risk: In June 2015, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. From November 2023 through June 2024, the Plan provided for the Fund to make a quarterly distribution on its common stock of 21.0 cents per share.  Effective July 2024, the quarterly distribution rate was changed to a monthly rate at an equivalent 7.0 cents per share. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 7.0 cent per share monthly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders, in which case the 7.0 cents per share monthly distribution might not be maintained.
No Guarantee: There is no guarantee that the portfolio will meet its objective.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors and officers of the Fund as of the date of issuance of this report.

Directors of the Fund (Unaudited)

Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Burke and Ms. McNamara, who are elected by the holders of the Fund’s preferred stock. All of the directors of the Fund, with the exception of Mr. Aylward, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Aylward is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser and various positions with its affiliates. All of the Fund’s directors currently serve on the board of directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF”). The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.
The address for all directors is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, Suite 1900, Chicago, IL 60606.
Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Independent Directors
Donald C. Burke Age: 64	Director	Term expires 2027; Director since 2014	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock, Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	93	Director, Avista Corp. (energy company); Director, Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) 2014-2021; Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Mareilé B. Cusack Age: 66	Director	Term expires 2026; Director since 2023	General Counsel, Ariel Investments, LLC (registered investment adviser) 2008-2023 (Chief Privacy Officer 2019-2023, Senior Vice President 2012-2023, Anti-Money Laundering Officer 2010-2023 and Vice President 2007-2012); Vice President, Ariel Investment Trust (mutual fund complex) 2008-2023 (Anti-Money Laundering Officer 2010-2023, Secretary 2014-2023 and Assistant Secretary 2008-2014); Vice President, General Counsel, Secretary and Anti-Money Laundering Officer, Ariel Distributors, LLC (registered broker-dealer) 2008-2023; Vice President and General Counsel, Ariel Alternatives, LLC (registered investment adviser), Project Black Management Co. (relying adviser) and Ariel GP Holdco, management member to Project Black, LP (private fund) 2021-2023; Vice President and Associate General Counsel, Chicago Stock Exchange March-October 2007 (Chief Enforcement Counsel 2004-2007); Chief Legal Officer, Illinois Gaming Board 1995-2001; Branch Chief, Branch of Interpretations and Small Offering Issuers, Chicago Regional Office, U.S. Securities and Exchange Commission 1991-1995 (Staff Attorney, Enforcement Division 1988-1991)	3
Philip R. McLoughlin Age: 78	Director	Term expires 2025; Director since 2011	Private investor since 2010	93	Director, DUC 1996-2021; Chairman of the Board, Lazard World Trust Fund 2010-2019 (Director 1991-2019)
Geraldine M. McNamara Age: 73	Director	Term expires 2026; Director since 2011	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	93	Director, DUC 2003-2021

Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Eileen A. Moran Age: 70	Director and Vice Chair of the Board	Term expires 2027; Director since 2011	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	3	Director, DUC 1996-2021
David J. Vitale Age: 78	Director and Chair of the Board	Term expires 2025; Director since 2011	Chair of the Board of DNP and DTF since 2009 and DPG since 2011; Advisor, Ariel Investments, LLC 2019-2021; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007– 2008 (Chief Administrative Officer 2003– 2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001– 2002; Vice Chairman and Director, Bank One Corporation 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993–1998 (Director 1992–1998; Executive Vice President 1986–1993)	3	Director, Ariel Alternatives, LLC; Director, United Airlines Holdings, Inc. (airline holding company) 2006-2022; Director, Ariel Investments, LLC 2001-2021; Director, Wheels, Inc. (automobile fleet management) 2001-2021; Director, DUC 2005-2021; Chairman, Urban Partnership Bank 2010-2019
Interested Director
George R. Aylward Age: 60	Director	Term expires 2025; Director since September 2024	Director. President and Chief Executive Officer of Virtus Investment Partners. Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates since 2005	103

Officers of the Fund (Unaudited)

The officers of the Fund are elected annually by the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus affiliates and receive compensation in such capacities.
Name, Address and Age	Postion(s) Held with Fund and Length of Time Served	Pricipal Occupation(s) During Past 5 Years
David D. Grumhaus, Jr. Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 58	President and Chief Executive Officer of DPG since 2021	President and Chief Investment Officer of the Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Management 2014-2020)
W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 52	Vice President and Assistant Treasurer since 2011	Executive Vice President, Fund Services since 2016 (Senior Vice President, Fund Services 2010-2016) and various officer positions since 2004, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director since 2023, Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director since 2019, Virtus Global Funds ICAV; Director since 2013, Virtus Global Funds, plc; various officer positions since 2006 of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member since 2022, BNY Mellon Asset Servicing Client Advisory Board
Eric J. Elvekrog, CFA, CPA Duff & Phelps Investment Management Co. 10 South Wacker Dr. Suite 1900 Chicago, IL 60606 Age: 59	Vice President and Chief Investment Officer since 2016 (Portfolio Manager 2011-2016)	Senior Managing Director of the Adviser since 2015 (Vice President 2001-2014; Assistant Vice President 1996-2001; Analyst 1993-1996)
Kathleen L. Hegyi Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 57	Chief Compliance Officer since 2022	Managing Director and Chief Compliance Officer of the Adviser since 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010 - 2022
Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 65	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer, DUC 2000-2021 and Principal Financial and Accounting Officer and Assistant Secretary 2002-2021
Daniel J. Petrisko, CFA Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 64	Executive Vice President since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer of DUC 2004-2021, Senior Vice President 2017-2021 and Assistant Secretary 2015-2021 (Vice President 2000-2016; Portfolio Manager 2002–2004)

Name, Address and Age	Postion(s) Held with Fund and Length of Time Served	Pricipal Occupation(s) During Past 5 Years
Kathryn L. Santoro Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 50	Secretary since June 2024	Vice President and Senior Attorney, Virtus Investment Partners, Inc. since 2024; various officer positions of registered funds advised by subsidiaries of Virtus Investment Partners, Inc. since 2024; Vice President, General Counsel, and Secretary, Anuvu Corp. 2021 – 2023; Managing Counsel, Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors 2016 – 2020
Nikita K. Thaker, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 46	Vice President and Assistant Treasurer since 2018	Vice President and Closed-End Fund Controller, Virtus Investment Partners, Inc. since 2021 (Assistant Vice President—Mutual Fund Accounting & Reporting, 2015 to 2021; Director 2011-2015); various officer positions, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2015; Vice President, Controller and Assistant Treasurer, Virtus Closed-End Funds and Virtus Closed-End Funds II since 2021 (Assistant Treasurer 2017-2021)

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

All shareholders whose shares are registered in their own name with the Fund’s transfer agent are automatically participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan. Shareholders may opt out of the plan and elect to receive all distributions in cash by contacting the plan administrator, Computershare Trust Company, N.A. (“Computershare”) at the address set forth below.
The plan also permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares and who elect to participate. However, some nominees may not permit a beneficial owner to participate without having the shares re-registered in the owner’s name.
Shareholders who participate in the plan will have all distributions on their common stock automatically reinvested by Computershare, as agent for the participants, in additional shares of common stock of the Fund. When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash distribution is determined as follows:
  1.       If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.
  2.       If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare receives the distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price equals or exceeds the most recent net asset value of the shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day on which Computershare purchased shares or (b) 95% of the market price on such day. In such a case, the number of shares received by the participant in respect of the distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.
The valuation date is the payable date of the distribution. On that date, Computershare compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.
The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to six decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.
The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred (currently $0.02 per share but may vary and is subject to change) on any open market purchases of shares by Computershare.
The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on such distributions. A plan participant will be treated for federal income tax purposes as having received, on the payable date, a distribution in an amount equal to the cash the participant would have received instead of shares. If you participate in the plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.
Plan participants may make additional voluntary cash payments of at least $100 per payment but not more than $3,000 per month (by check or automatic deduction from his or her U.S. bank account) for investment in the Fund by contacting Computershare. Computershare will use such cash payments to purchase shares of the Fund in the open market or in private transactions.
A shareholder may leave the plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the record date for that distribution. When a shareholder leaves the plan:
  1.       such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share) after deducting the brokerage commission, or
  2.       if no request is made, such shareholder will receive a statement for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest. The fractional share interest will be sold on the open market.
The plan may be terminated by the Fund or Computershare with the Fund’s prior consent, upon notice in writing mailed to each participant.
These terms and conditions may be amended or supplemented by the Fund or Computershare with the Fund’s prior consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing appropriate written notice to each participant.
All correspondence concerning the plan should be directed to the plan administrator, Computershare, P.O. Box 43078, Providence, RI 09240-3078, or contact Fund Services at (866) 270-7598. For more information regarding the plan, please visit the Fund’s website at www.dpimc.com/dpg to view a copy of the plan in its entirety or contact us at (866) 270-7598.

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Board of Directors
DAVID J. VITALE
Chair
EILEEN A. MORAN
Vice Chair
GEORGE R. AYLWARD
DONALD C. BURKE
MAREILÉ B. CUSACK
PHILIP R. MCLOUGHLIN
GERALDINE M. MCNAMARA
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
ERIC J. ELVEKROG, CFA, CPA
Vice President and Chief Investment Officer
ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
W. PATRICK BRADLEY, CPA
Vice President and Assistant Treasurer
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
Duff & Phelps Utility
and Infrastructure Fund Inc.
Common stock listed on the New York
Stock Exchange under the symbol DPG
Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, Suite 1900
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dpg. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
(a) Audit Fees (1)	$57,780	$57,780
(b) Audit-Related Fees (2)(6)	$0	$0
(c) Tax Fees (3)(6)	$6,955	$6,955
(d) All Other Fees (4)(6)	$0	$0
Aggregate Non-Audit Fees (5)(6)	$6,955	$6,955

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of review of the registrant’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the Board of Directors of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”) has adopted policies and procedures for the pre-approval of services provided by Ernst & Young LLP (the “Policy”).

Under the Policy, the Audit Committee identifies certain audit, audit-related, and tax services, which the Audit Committee may pre-approve on a general basis (i.e., without case-by-case consideration) (“general pre-approval”). Additionally, the Audit Committee may grant general pre-approval to certain non-audit services identified in the Policy provided to the Fund or its affiliates that relate directly to the operations and financial reporting of the Fund, so long as the Audit Committee believes such services are (a) consistent with the SEC’s auditor independence rules, and (b) routine and recurring services that will not impair the independence of the independent auditors. In addition to the foregoing, the Audit Committee must pre-approve, on a case-by-case basis (“specific pre-approval”) (1) annual audit services engagement terms and fees, (2) any audit-related services not subject to general pre-approval in the Policy, (3) tax services related to large and complex transactions, and (4) any other non-audit services not subject to general pre-approval in the Policy.

The Audit Committee has determined that the Chair of the Audit Committee may provide specific pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. The Chair of the Audit Committee will report each service pre-approved by the Chair between meetings of the Audit Committee to the Audit Committee at the next regularly scheduled in-person Audit Committee meeting.

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Donald C. Burke, Mareile B. Cusack, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s board of directors has adopted the following proxy voting policies and procedures.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 9, 2022

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

D.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes.”

E.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income 2028 Term Fund Inc., as the case may be.

F.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

G.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

H.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party, to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes that doing so is in the best interest of the Fund.

IV.	Special factors to be considered when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case- by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); whether the board has a sufficient number of independent directors; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by- case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case- by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals involving social issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

H.

In analyzing shareholder proposals calling for a report on political contributions, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

I.

In analyzing shareholder proposals calling for a report on lobbying activities, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

The following documents shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations and shall be available for inspection either physically or through electronic means: (i) a copy of these Policies and Procedures; (ii) the proxy voting records of the Fund, including the items of information required to be set forth in SEC Form N-PX and a description of the basis for each proxy vote in accordance with these Policies and Procedures; (iii) a copy of any document created by the Delegate that was material to deciding how to vote or that memorialized the basis for that decision.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annuallyfor its amendment and/or approval.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Infrastructure Fund Inc.

The Fund’s Portfolio Manager

Eric J. Elvekrog, CFA, CPA, has been Vice President and Chief Investment Officer of the Fund since July 1, 2016 and has been a Portfolio Manager of the Fund since its inception (July 2011). Mr. Elvekrog has been a Senior Managing Director of Duff & Phelps Investment Management Co. (the “Adviser”) since March 2017 (and Managing Director from 2014 to 2017). Mr. Elvekrog is both a CFA and a CPA and has been a member of the Adviser’s utility/infrastructure team since joining the Adviser in 1993.

Other Accounts Managed by the Fund’s Portfolio Manager

The Portfolio Manager does not manage any other accounts.

Compensation of the Fund’s Portfolio Manager

The following is a description of the compensation structure of the Fund’s portfolio managers. The Investment Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and the Investment Adviser are committed to attracting and retaining the highest caliber employees and investment talent. The Investment Adviser’s compensation and benefits program is comprehensive and designed to reward performance and commitment to shareholders. Portfolio managers receive a competitive base salary, an incentive bonus opportunity, and a benefits package.

Following is a more detailed description of the Investment Adviser’s compensation structure:

•

Base Salary: Each individual is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus: Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus restricted stock units or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the investment professional.

•	Other Benefits: Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Investment Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Equity Ownership of Portfolio Manager

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2024, by the portfolio manager identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eric J. Elvekrog	$100,000-$500,000

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2024	62,119 shares	$9.80	62,119 shares	1,846,968 shares
July 2024	242,993 shares	$10.22	242,993 shares	1,603,975 shares
August 2024	272,229 shares	$10.78	272,229 shares	1,331,746 shares
September 2024	133,619 shares	$11.43	133,619 shares	1,198,127 shares
October 2024	154,195 shares	$11.61	154,195 shares	1,043,932 shares
Total	865,155 shares	$10.80	865,155 shares	1,043,932 shares

a.	The date each plan or program was announced: June 17, 2024
b.	The dollar amount (or share or unit amount) approved: 1,909,087 shares
c.	The expiration date (if any) of each plan or program: June 30, 2025
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19.	Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended October  31, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Utility and Infrastructure Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date    12/20/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date    12/20/24

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder,
Treasurer and Assistant Secretary
(Principal Financial Officer)

Date    12/20/24